LAZARD RETIREMENT SERIES, INC.

Lazard Retirement International Equity Portfolio

Lazard Retirement International Equity Select Portfolio

Supplement to Current Statement of Additional Information

As of February 1, 2022, the following information will supplement the information under the tables in "Management—Accounts Managed by the Portfolio Managers":

Portfolio Manager	Registered Investment Companies ($)	Other Pooled Investment Vehicles ($)	Other Accounts ($)
Paul Selvey-Clinton†	N/A	8 (974.2 million)	9 (601.7 million)

Portfolio Manager	Type of Account	Number of Accounts Subject to Performance Fees ($)
Paul Selvey-Clinton†	Other Accounts	1 (29.6 million)

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†	As of November 30, 2021.

Dated: January 24, 2022